UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8 - K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 11, 2007
TSB Financial Corporation
(Exact name of Registrant as Specified in its Charter)
North Carolina
(State or other Jurisdiction of Incorporation)

000-52223 (Commission File Number)	20-4814503 (IRS Employer Identification No.)
1057 Providence Road, Charlotte, North Carolina 28207
(Address of principal executive offices, including Zip Code)
(704) 331-8686
(Registrant’s Telephone Number, including Area Code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Commencing on October 11, 2007, TSB Financial Corporation (the “Company”) mailed the letter filed as Exhibit 99.1 hereto, which is incorporated herein by reference, to persons who had not yet surrendered certificates formerly evidencing shares of common stock of The Scottish Bank in connection with the share exchange, effective September 14, 2006, pursuant to the Agreement and Plan of Reorganization and Share Exchange dated May 16, 2006 between The Scottish Bank and the Company.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
     The following exhibit is filed as part of this report:

Exhibit
Number	Description

99.1	Letter dated October 10, 2007 of TSB Financial Corporation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TSB FINANCIAL CORPORATION
Dated: October 11, 2007	By:	/s/ Jan H. Hollar
Jan H. Hollar Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Letter dated October 10, 2007 of TSB Financial Corporation